KEMPER EQUITY FUNDS/VALUE STYLE
                             Kemper Contrarian Fund
                      Kemper-Dreman High Return Equity Fund
                           Kemper Small Cap Value Fund
                      Kemper Small Cap Relative Value Fund
                           SUPPLEMENT TO STATEMENT OF
                             ADDITIONAL INFORMATION
                                DATED MAY 6, 1998
                                -----------------

The following change to the "Net Asset Value" section of the Statement of Additional Information will be effective prior to the close of the third calendar quarter for 1998:

         Net Asset Value

         The section entitled "Contrarian and Small Cap Value Funds" is deleted from the Statement of Additional Information.

         The section title "High Return Equity Fund and Small Cap Relative Value Fund" is deleted from the Statement of Additional Information. Thus, this section is applicable to each fund.


August 17, 1998

[Inventory Code]